As filed with the Securities and Exchange Commission on
                            September 30, 1996


===========================================================================


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  September 13, 1996


                            WEST COAST BANCORP
          (Exact name of registrant as specified in its charter)


            California                            95-3586860
   (State or other jurisdiction of             (I.R.S. employer
    incorporation or organization)          identification number)


                      Commission file number 0-10897


                       4770 Campus Drive, Suite 250
                   Newport Beach, California 92660-1833
           (Address of principal executive offices and zip code)


    Registrant's telephone number, including area code:  (714) 442-9330


                              Not applicable
       (Former name or former address, if changed since last report)




















                 THIS REPORT INCLUDES A TOTAL OF 19 PAGES
                      THE EXHIBIT INDEX IS ON PAGE 10

West Coast Bancorp and Subsidiaries




Item 2.  Acquisition or Disposition of Assets.


On September 13, 1996, West Coast Bancorp ("West Coast") and Sunwest Bank ("Sunwest") consummated the transactions contemplated by that Agreement dated February 29, 1996, as amended by that Amendment, dated as of May 16, 1996 (the "Agreement") with Western Acquisitions, L.L.C. and Western Acquisition Partners, L.P. (together "Western"), affiliates of Hovde Financial, Inc. for West Coast to sell 35 existing shares of Sunwest for $2,520,000 and for Sunwest to issue and sell 15 new shares for $1,080,000. On consummation of the stock sales, West Coast and Western own approximately 56.5% and 43.5% of Sunwest, respectively. West Coast recorded losses on the sale of the 35 shares of Sunwest stock of $437,000, $22,000 and $103,000 during the first, second and third quarters of 1996, respectively. The issuance of 15 new shares of Sunwest stock resulted in approximately a $136,000 charge to paid-in-capital at West Coast with an offsetting amount for minority interest.

West Coast will use the proceeds of $2,520,000 from the sale of the 35 shares of Sunwest stock to redeem all of the $3,035,000 of outstanding subordinated debentures due in December 1996. West Coast currently expects that the debentures will be redeemed on October 15, 1996.




Item 7.  Financial Statements and Exhibits.


      (a)   Pro Forma Financial Information

            (i) Balance Sheets as of December 31, 1995 and June 30, 1996 and pro forma adjustments.

            (ii) Income Statements for the year ended December 31, 1995 and for the six months ended June 30, 1996 and pro forma adjustments.

                    West Coast Bancorp and Subsidiaries
                   Description of Pro Forma Adjustments
                                (Unaudited)




Balance Sheet Adjustments - The sale of 35 existing shares of Sunwest Stock to Western by West Coast and the sale of 15 newly issued shares of Sunwest to Western are assumed to have occurred on January 1,1995. The $2.5 million and $1.1 million of cash received by West Coast and Sunwest, respectively, from Western are included in non-interest bearing cash. A minority interest liability was established to represent Western's 43.48% ownership in Sunwest Bank. A $106,000 adjustment to paid-in-capital was recorded because the new 15 shares of stock issued by Sunwest had a selling price of $72,000 per share versus a book value per share at January 1, 1995 of $84,500. This book value was increased to reflect the previously agreed upon $3.4 million management fee repayment from West Coast to Sunwest that occurred on January 20, 1995 and the $300,000 of capital that West Coast had previously agreed to contribute to Sunwest through an agreement with the FDIC.

In 1996, other liabilities originally included an amount for the expected loss on sale of Sunwest shares. This was removed as the loss was recovered in 1995 through an entry to the minority interest liability.

Income Statement Adjustments - The 1995 pro forma loss on sale of Sunwest shares occurred because the selling price of $72,000 per share for the 35 shares sold by West Coast to Western was less than the $84,500 book value per share. Because the pro forma 1995 income statement included the loss on sale of Sunwest shares, the expected loss on Sunwest shares was removed from the 1996 pro forma income statement. Minority interest expense (income) represents Western's 43.48% interest in Sunwest's earnings (loss) excluding the $3.4 million management fee repayment from West Coast to Sunwest that was originally included in Sunwest's income on January 20, 1995.

                    WEST COAST BANCORP AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED BALANCE SHEET
                                (Unaudited)

(in thousands, except share data)                  December 31, 1995
                                          -------------------------------
                                              As     Pro Forma  Pro Forma
                                           Reported Adjustments   Balance
                                          -------------------------------
ASSETS
Cash and due from bank                    $  6,507   $ 3,600   $  10,107
Interest-bearing deposits with
  financial institutions                     3,933         -       3,933
Investment securities held to maturity -
  approximate fair value of $5,616           5,574         -       5,574
Investment securities available-for-sale
  at fair value                                  -         -           -
Federal funds sold                          15,400         -      15,400

Loans                                       79,000         -      79,000
Less allowance for possible credit losses   (3,820)        -      (3,820)
                                          -------------------------------
  Net loans                                 75,180         -      75,180
                                          -------------------------------
Real estate owned, net                       2,637         -       2,637
Premises and equipment, net                  1,790         -       1,790
Net assets held for sale                     1,452         -       1,452
Other assets                                 1,181         -       1,181
                                          -------------------------------
                                          $113,654   $ 3,600   $ 117,254
                                          ===============================
LIABILITIES
Deposits:
Demand, non-interest bearing              $ 35,983   $     -   $  35,983
Savings, money market & interest
  bearing demand                            36,699         -      36,699
Time certificates under $100,000            22,372         -      22,372
Time certificates of $100,000 or more        7,608         -       7,608
                                          -------------------------------
  Total deposits                           102,662               102,662

Notes payable to affiliates                    948         -         948
Other borrowed funds                           599         -         599
10% convertible subordinated debentures      3,035         -       3,035
Other liabilities                            1,124         -       1,124
Minority interest                                -     4,099       4,099
                                          -------------------------------
  Total liabilities                        108,368     4,099     112,467

SHAREHOLDERS' EQUITY
Common stock, no par value - 30,000,000
  shares authorized, 9,168,942 shares
  issued and outstanding in 1996 and 1995   30,176      (106)     30,070
Securities valuation allowance                   -         -           -
Accumulated deficit                        (24,890)     (393)    (25,283)
                                          -------------------------------
  Total shareholders' equity                 5,286      (499)      4,787
                                          -------------------------------
                                          $113,654   $ 3,600   $ 117,254
                                          ===============================

                    WEST COAST BANCORP AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED BALANCE SHEET
                                (Unaudited)

                                                     June 30, 1996
                                          -------------------------------
                                              As     Pro Forma   Pro Forma
(in thousands, except share data)          Reported Adjustments   Balance
                                          -------------------------------
ASSETS
Cash and due from bank                     $ 5,863   $ 3,600   $   9,463
Interest-bearing deposits with
  financial institutions                     3,342         -       3,342
Investment securities held to maturity -
  approximate fair value of $2,896           2,884         -       2,884
Investment securities available-for-sale
  at fair value                              1,933         -       1,933
Federal funds sold                           8,200         -       8,200

Loans                                       79,012         -      79,012
Less allowance for possible credit losses   (3,093)        -      (3,093)
                                           -------------------------------
  Net loans                                 75,919         -      75,919
                                           -------------------------------
Real estate owned, net                       4,523         -       4,523
Premises and equipment, net                  1,430         -       1,430
Net assets held for sale                       654         -         654
Other assets                                 1,180         -       1,180
                                           -------------------------------
                                          $105,928   $ 3,600   $ 109,528
                                           ===============================
LIABILITIES
Deposits:
Demand, non-interest bearing               $35,557   $     -   $  35,557
Savings, money market & interest
  bearing demand                            35,251         -      35,251
Time certificates under $100,000            16,742         -      16,742
Time certificates of $100,000 or more        7,472         -       7,472
                                           -------------------------------
  Total deposits                            95,022                95,022

Notes payable to affiliates                    835         -         835
Other borrowed funds                           370         -         370
10% convertible subordinated debentures      3,035         -       3,035
Other liabilities                            1,473      (459)      1,014
Minority interest                                -     4,193       4,193
                                           -------------------------------
  Total liabilities                        100,735     3,734     104,469

SHAREHOLDERS' EQUITY
Common stock, no par value - 30,000,000
  shares authorized, 9,168,942 shares
  issued and outstanding in 1996 and 1995   30,176      (106)     30,070
Securities valuation allowance                  93         -          93
Accumulated deficit                        (25,076)      (28)    (25,104)
                                           -------------------------------
  Total shareholders' equity                 5,193      (134)      5,059
                                           -------------------------------
                                          $105,928   $ 3,600   $ 109,528
                                           ===============================

                    WEST COAST BANCORP AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED INCOME STATEMENT
                                (Unaudited)



                                                   December 31, 1995
                                       ----------------------------------
(in thousands,                              As     Pro Forma    Pro Forma
 except share data)                      Reported Adjustments      Amount
                                       ----------------------------------
INTEREST INCOME
Loans, including fees                   $8,648      $     -      $8,648
Investment securities                      623            -         623
Deposits with bank                         330            -         330
Federal funds sold                         893            -         893
                                       ----------------------------------
  Total interest income                 10,494            -      10,494

INTEREST EXPENSE
Interest on deposits                     2,845            -       2,845
Other                                      642            -         642
                                       ----------------------------------
  Total interest expense                 3,487            -       3,487
                                       ----------------------------------
  Net interest income                    7,007            -       7,007

Provision for credit losses                389            -         389
                                       ----------------------------------
  Net interest income after
  provision for credit losses            6,618            -       6,618

Other operating income                     958            -         958
Other operating expenses                 8,537            -       8,537
Minority interest expense (income)           -          (45)        (45)
Gain on liquidation of WCV, Inc.           629            -         629
Pro forma loss on sale of Sunwest
  shares                                     -          438         438
                                       ----------------------------------
  Income (loss) before income taxes       (332)        (393)       (725)

Income taxes                                 7            -           7
                                       ----------------------------------

  Net income (loss)                       (339)        (393)       (732)
                                       ==================================

Net income (loss) per common share        (.04)        (.04)       (.08)
                                       ==================================

Weighted average number of common
  shares outstanding                     9,177            -       9,177
                                       ==================================

                    WEST COAST BANCORP AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED INCOME STATEMENT
                                (Unaudited)



                                                  June 30, 1996
                                       ----------------------------------
(in thousands,                              As      Pro Forma   Pro Forma
 except share data)                      Reported  Adjustments     Amount
                                       ----------------------------------
INTEREST INCOME
Loans, including fees                   $4,039      $     -      $4,039
Investment securities                      213            -         213
Deposits with bank                         109            -         109
Federal funds sold                         376            -         376
                                       ----------------------------------
  Total interest income                  4,737            -       4,737

INTEREST EXPENSE
Interest on deposits                     1,079            -       1,079
Other                                      309            -         309
                                       ----------------------------------
  Total interest expense                 1,388            -       1,388
                                       ----------------------------------
  Net interest income                    3,349            -       3,349

Provision for credit losses                (56)           -         (56)
                                       ----------------------------------
  Net interest income after
  provision for credit losses            3,405            -       3,405

Other operating income                     658            -         658
Other operating expenses                 3,935            -       3,935
Minority interest expense                    -           94          94
Gain on liquidation of WCV, Inc.           152            -         152
Expected loss on sale of Sunwest
  shares                                   459         (459)          -
                                       ----------------------------------
  Income (loss) before income taxes       (179)         365         186

Income taxes                                 7            -           7
                                       ----------------------------------

  Net income (loss)                       (186)         365         179
                                       ==================================

Net income (loss) per common share        (.02)         .04         .02
                                       ==================================

Weighted average number of common
  shares outstanding                     9,169            -       9,169
                                       ==================================

                    West Coast Bancorp and Subsidiaries




Item 7.  Financial Statements and Exhibits (continued)


      (b)   Exhibits

            10.19 Stock Purchase agreement among Western, West Coast and Sunwest to purchase Sunwest Stock*

            10.20 Stock Purchase agreement among Western and West Coast to purchase B&PB stock*

            10.21       Amendment  to  the  Stock  Purchase  agreement   to
            purchase Sunwest Stock


            * Incorporated by reference to West Coast's Report on Form 10-K, as filed with the Securities and Exchange Commission by EDGAR on April 1, 1996.

                                SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WEST COAST BANCORP
                                 (Registrant)

Date:  September 30, 1996       By  /s/ John B. Joseph
                                    -------------------------------------
                                    John B. Joseph, Chairman of the Board,
                                    President and Chief Executive Officer

                               Exhibit Index




                                                               Page

10.19 Stock Purchase agreement among Western, West Coast
      and Sunwest to purchase Sunwest Stock                     *

10.20 Stock Purchase agreement among Western and West Coast
      to purchase B&PB stock                                    *

10.21 Amendment to the Stock Purchase Agreement to purchase
      Sunwest stock                                             11


* Incorporated by reference to WCB's Report on Form 10-K, as filed with the Securities and Exchange Commission by EDGAR on April 1, 1996.

                               EXHIBIT 10.21

Amendment to Stock Purchase Agreement to Purchase Sunwest Stock



                   AMENDMENT TO STOCK PURCHASE AGREEMENT

                                   AMONG

                       WESTERN ACQUISITIONS, L.L.C.
                          Buffalo Grove, Illinois

                                    AND

                    WESTERN ACQUISITION PARTNERS, L.P.
                          Buffalo Grove, Illinois

                                    AND

                            WEST COAST BANCORP
                         Newport Beach, California

                                    AND

                               SUNWEST BANK
                            Tustin, California

                            dated May 16, 1996




                   AMENDMENT TO STOCK PURCHASE AGREEMENT


     Amendment to Stock Purchase Agreement ("Amended Agreement"), dated as of May 16, 1996, by and among Western Acquisition Partners, L.P., a Delaware limited partnership (the "Partnership"), Western Acquisitions,
L.L.C., an Illinois limited liability company, in its own capacity ("Western"), Western, as General Partner of the Partnership (the "General Partner"), West Coast Bancorp, a California corporation and a registered bank holding company ("West Coast") and Sunwest Bank, a California corporation engaged in the commercial banking business ("Sunwest") (collectively hereinafter referred to as "the parties").


                      W I T N E SS E T H:


     WHEREAS, Western, West Coast and Sunwest entered into that certain Stock Purchase Agreement, dated February 29, 1996 (the "Agreement"), to provide for Western's purchase of certain shares of the common stock of Sunwest currently owned by West Coast and certain shares of the common stock of Sunwest to be issued by Sunwest to Western, all on the terms and conditions contained in the Agreement; and

   WHEREAS, the parties hereto desire to give effect through amendment of the Agreement to substitute the Partnership and the General Partner in
Western's place and stead, except as hereinafter set forth, with respect to all of Western's rights and obligations under the terms and conditions of the Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto do hereby agree to amend the Agreement as follows:

Amendment 1.   Substitution

     Western, West Coast and Sunwest hereby consent to add as parties to the Agreement the Partnership and the General Partner in substitution and in the place and stead of Western, except as hereinafter provided. As of the date of the execution hereof, the Partnership and the General Partner hereby succeed jointly and severally to all rights and obligations of Western under the Agreement and hereby agree to be bound jointly and severally by the terms and conditions the Agreement including the representations and warranties set forth therein, as applicable.


Amendment 2.   Inclusiveness of the term "Western"

     The term "Western," as used throughout the Agreement, shall be deemed to include the Partnership and the General Partner, jointly and severally, except as to Sections 4.1, 5.7(b), and 9.9 of the Agreement.

Amendment 3.   Section 4.1a

     Insert after Section 4.1 of the Agreement the following new section:

4.1a Organization, Standing and Authority of Western Acquisition  Partners,
     L.P.

     Western Acquisition Partners, L.P. is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware with full power to own or lease all of its properties and assets and to carry on its business as now and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification and where the failure to be so licensed, qualified or in good standing would have a material adverse effect on the financial condition, results of operations, business or prospects of the Partnership. The Partnership has delivered to West Coast a true and correct copy of its Agreement of Limited Partnership.

Amendment 4.   Section 4.3

     Delete subsection (a) of Section 4.3 of the Agreement in its entirety and insert in place thereof the following new subsection (a):

          (a) The Partnership and the General Partner and any person holding a membership interest or limited partnership interest, as the case may be, in the Partnership or the General Partner has the knowledge and experience in financial and business matters as to be capable of evaluating the information regarding the

          Purchase as well as the risks of the Purchase.  Western
          and any person holding a membership interest or limited
             partnership interest, as the case may be, in the
           Partnership or the General Partner has the financial
           ability to bear the economic risk of this investment, has adequate means of providing for current needs and possible contingencies, and has no need for liquidity
          with respect to the investment in the Sunwest Stock or
           in the New Sunwest Stock and each of the foregoing is
          an "accredited investor" as defined in Rule 501 of the
           regulations promulgated by the Commission pursuant to
                            the Securities Act.

     Delete subsection (c) of Section 4.3 of the Agreement in its entirety and insert in place thereof the following new subsection (c):

          (c) Each of West Coast and Sunwest has made available to the Partnership and the General Partner and their independent investment representatives, if any, and any person holding a limited partnership or membership interest in the Partnership or the General Partner, as the case may be, all financial and other information concerning Sunwest which was requested by the Partnership or the General Partner in order for the Partnership and the General Partner to make an informed investment decision concerning the purchase of the Sunwest Stock and the New Sunwest Stock.

Amendment 4.   Section 4.5

     Delete subsection (b) of Section 4.5(b) of the Agreement in its entirety and insert in place thereof the following new subsection (b):

          (b)    Neither  the  execution  and  delivery  of  this
          Agreement nor consummation of the transactions contemplated hereby and thereby, nor compliance by the Partnership or the General Partner with any of the provisions hereof or thereof (i) conflict with or result in a breach of any provisions of the Articles of Organization or the Operating Agreement of the General Partner or the Agreement of Limited Partnership of the Partnership, as the case may be, (ii) violate, conflict with or result in a breach of any term, condition or provision of, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of the Partnership or the General Partner pursuant to, any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Partnership or the General Partner is a party, or by which any of their respective properties or assets may be bound or affected, or (iii) subject to receipt of all required governmental approvals, violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Partnership or the General Partner.

             Amendment 5.   Inclusiveness of Notice Provision

     All notices or other communications as to Western Acquisitions, L.L.C. shall be deemed sufficient as to Western Acquisition, L.P. if delivered in the manner as provided pursuant to Section 9.4 of the Agreement.

     The amendments made to the Agreement hereby do not shall not be construed as an assignment by Western pursuant to the terms of Section 9.3 of the Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Amended Agreement to be executed in counterparts by their duly authorized officers and their corporate seal to be hereunto affixed and attested by their officers thereunto duly authorized, all as of the day and year first above written.

                         WESTERN ACQUISITION PARTNERS, L.P.

                    By:  /s/ Eric D. Hovde
                         --------------------------------------------------
                         Western Acquisitions, L.L.C., its General Partner,
                              by Eric D. Hovde, Managing Member


                         WESTERN ACQUISITIONS, L.L.C.

                    By:  /s/ Eric D. Hovde
                         --------------------------------------------------
                         Name: Eric D. Hovde, Managing Member


                         WEST COAST BANCORP

                    By:  /s/ John B. Joseph
                         --------------------------------------------------
                         Name: John B. Joseph
                         Title:    Chairman of the Board


                         SUNWEST BANK

                    By:  /s/ James G. LeSieur, III
                         --------------------------------------------------
                         Name: James G. LeSieur, III
                         Title:    President

                               EXHIBIT A --
                               AMENDMENTS TO

                         AGREEMENT OF SHAREHOLDERS

                                    OF

                               SUNWEST BANK

     AMENDED SHAREHOLDER AGREEMENT (the "Amended Shareholder Agreement"), dated May 16, 1996, by and among WESTERN ACQUISITION PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), WESTERN ACQUISITIONS, L.L.C., an Illinois limited liability company ("Western GP"), WEST COAST BANCORP, a California corporation and a registered bank holding company ("West Coast") (the Partnership and West Coast, together with all subsequent owners of the capital stock of Sunwest Bank, Tustin, California, a California corporation engaged in the business of commercial banking ("Sunwest"), being hereinafter referred to collectively as "Shareholders" and individually as a "Shareholder"), and SUNWEST.


                     W I T N E S S E T H :

     WHEREAS, Western GP, West Coast and Sunwest entered into an agreement, dated February 29, 1996, to set forth their agreement with respect to the shares of the capital stock of Sunwest as well as certain other matters relating to their relationship in furtherance of that certain Stock Purchase Agreement by and among the Partnership, Western GP, West Coast and Sunwest entered into as of February 29, 1996, as amended as of even date herewith (the "Stock Purchase Agreement") and the corporate governance of Sunwest (the "Shareholder Agreement"); and

     WHEREAS, the Shareholders are the owners of the shares of the capital stock of Sunwest listed in Exhibit A of the Shareholder Agreement, being all of the issued and outstanding stock of Sunwest (said shares, together with any other shares of the capital stock of Sunwest hereafter issued and outstanding, being hereinafter referred to as the "Shares"); and

     WHEREAS, the parties hereto desire to give effect through amendment of the Shareholder Agreement to the substitution of the Partnership in the place of Western GP as a Shareholder of Sunwest;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Shareholder Agreement as follows:


Amendment 1.   Inclusiveness of the terms "Shareholder"

     From and after the date of this Amended Shareholder Agreement, the term "Shareholder," as used throughout the Shareholder Agreement, shall be deemed to include the Partnership and such term shall not include Western GP unless and until it becomes a shareholder of Sunwest.

Amendment 2.   Inclusiveness of the term "Western"

     From and after the date of this Amended Shareholder Agreement, the term "Western," as used throughout the Agreement, shall be deemed to mean the Partnership rather than Western GP.

             Amendment 3.   Inclusiveness of Notice Provision

     All   notices  or  other  communications  as  to  Western  Acquisition
Partners,  L.P.  shall be delivered in the manner as provided  pursuant  to
Section 10 of the Shareholder Agreement to the following:

Western Acquisition Partners, L.P.
1110 Lake Cook Road, Suite 165
Buffalo Grove, Illinois 60089
Attn: Eric D. Hovde
Fax: (202) 775-8365

with a required copy to:

Levi Perry Simmons & Loots, P.C.
805 Fifteenth Street, N.W., Suite 1101
Washington, D. C.  20005
Attn:  Richard J. Perry, Jr., Esquire
Fax: (202) 289-0184


Amendment 4.   Section 13

     By deleting Section 13 of the Shareholder Agreement in its entirety and inserting in place thereof the following new Section 13:


             13.  Certain Transactions Excluded from Coverage

     Notwithstanding the provisions of Articles 1, 2, 3 or 4 hereof, nothing contained herein shall be construed to prohibit and the provisions of Articles 1, 2, 3 and 4 shall not be applicable to a distribution by West Coast and/or the Partnership of the shares of Sunwest Common Stock owned of record or beneficially by, in the case of West Coast to the shareholders of West Coast and, in the case of the Partnership, to the partners of the Partnership, a merger or acquisition of, in the case of West Coast or Sunwest, with another person or entity including West Coast, Sunwest or any subsidiary thereof, or, in the case of the Partnership, with another person or entity including Sunwest or a subsidiary thereof, or to any sale of shares pursuant to the provisions of Article 7 hereof.

  IN WITNESS WHEREOF, the parties have executed this Amended Shareholder
               Agreement as of the date first above written.


                         WESTERN ACQUISITION PARTNERS, L.P.

                    By:  /s/ Eric D. Hovde
                         --------------------------------------------------
                         Western Acquisitions, L.L.C., its General Partner, by Eric D. Hovde, its Managing Member


                         WESTERN ACQUISITIONS, L.L.C.

                    By:  /s/ Eric D. Hovde
                         --------------------------------------------------
                         Eric D. Hovde, its Managing Member


                         WEST COAST BANCORP

                    By:  /s/ John B. Joseph
                         --------------------------------------------------
                         Name: John B. Joseph
                         Title:    Chairman of the Board


                         SUNWEST BANK

                    By:  /s/ James G. LeSieur, III
                         --------------------------------------------------
                         Name: James G. LeSieur, III
                         Title:    President

EXHIBIT B --

                               AMENDMENTS TO

                             ESCROW AGREEMENT

     AMENDED ESCROW AGREEMENT (the "Amended Escrow Agreement"), dated May 16, 1996, by and among WESTERN ACQUISITION PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), WESTERN ACQUISITIONS, L.L.C., an Illinois limited liability company ("Western"), WEST COAST BANCORP, a California corporation and a registered bank holding company ("West Coast"), SUNWEST BANK, Tustin, California, a California corporation engaged in the business of commercial banking ("Sunwest"), and LEVI, PERRY, SIMMONS & LOOTS, P.C. (the "Escrow Agent").


                     W I T N E S S E T H :

     WHEREAS, Western, West Coast, Sunwest and the Escrow Agent entered into an ESCROW AGREEMENT (the "Escrow Agreement"), dated February 29, 1996, in furtherance of that certain Stock Purchase Agreement by and among Western, West Coast and Sunwest entered into as of February 29, 1996; and

     WHEREAS, the Stock Purchase Agreement has been amended by the parties thereto as of even date herewith in order to substitute the Partnership and Western, in its capacity as the general partner of the Partnership, as parties to the Stock Purchase Agreement and the related Agreement of Shareholders of Sunwest, dated February 29, 1996; and

     WHEREAS, the parties hereto desire to give effect through amendment of the Escrow Agreement to the assignment by Western, in its own capacity, of all of its rights and obligations, in whole, to the Partnership and to Western in its capacity as general partner of the Partnership;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Escrow Agreement as follows:

Amendment 1.   Inclusiveness of the term "Western"

     The term "Western", as used throughout the Escrow Agreement, shall be deemed to include Western Acquisition Partners, L.P. and Western Acquisitions, L.L.C., in its capacity as general partner of Western Acquisition Partners, L.P.

                         Amendment 2.   Section 12

     Following the space for the authorized signatures "FOR WESTERN:" and prior to the space for the authorized signatures ""FOR WEST COAST:," insert the following:

FOR WESTERN ACQUISITION PARTNERS, L.P.:

/s/ Eric D. Hovde
- -------------------                     ---------------------------
Name: Eric D. Hovde                     Signature

- -------------------                     ---------------------------
Name:                                   Signature

- -or-

- -------------------                     ---------------------------
Name:                                   Signature


IN WITNESS WHEREOF, the parties have executed this Amended Escrow Agreement as of the date first above written.


                         WESTERN ACQUISITION PARTNERS, L.P.

                    By:  /s/ Eric D. Hovde
                         -------------------------------------------------
                         Western Acquisitions, L.L.C., its general partner
                         By: Eric D. Hovde, Managing Member

                         WESTERN ACQUISITIONS, L.L.C.

                    By:  /s/ Eric D. Hovde
                         -------------------------------------------------
                         Eric D. Hovde, Managing Member

                         WEST COAST BANCORP

                    By:  /s/ John B. Joseph
                         -------------------------------------------------
                         Name: John B. Joseph
                         Title:    Chairman of the Board

                         SUNWEST BANK

                    By:  /s/ James G. LeSieur, III
                         -------------------------------------------------
                         Name: James G. LeSieur, III
                         Title:    President

                         LEVI, PERRY, SIMMONS & LOOTS, P.C.

                    By:  /s/ Richard J. Perry, Jr.
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                         Richard J. Perry, Jr., Vice President